EXHIBIT 10.2

                            STOCK PURCHASE AGREEMENT
                            ------------------------

     THIS STOCK PURCHASE AGREEMENT ("Agreement") is made as of the 24th day of February, 2006, by and between Island Residences Club, Inc ("IRCI"), an individual, and/or their assignees ("Purchaser") on the one hand and DTLL, Inc and/or its assignees ("DTL"), an individual ("Seller"), on the other hand.
     For and in consideration of the mutual premises and covenants herein contained, the parties hereto agree as follows:
1.     Purchase  and  Sale  of  Securities.
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1.1     Sale  and Issuance of Securities. Subject to the terms and conditions of
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this  Agreement, Purchaser agrees to purchase at the Closing (defined in Section
1.3), and the Company agrees to cause DTL to, and DTL agrees to, sell, transfer and assign to Purchaser at the Closing, Four Hundred Thousand (400,000) shares (the "Shares") of the common stock, $.01 par value per share ("Common Stock"), of DTLL, Inc., a Minnesota corporation ("DTLL").
1.2     Purchase  Price.  The  purchase  price  for the Shares to be paid at the
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Closing  (the  "Purchase Price") shall be Four Hundred Thousand (400,000) shares of common stock of Grand Sierra Resorts Corporation ("GSR"). The purchase price shall be paid at a closing in the form of Four Hundred Thousand (400,000) GSR common shares.
1.3     Closing.
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(a)     The  purchase  and  sale  of  the  Shares  shall take place on or before
February 28th, 2006, at such time and place as shall be mutually agreed upon between Purchaser and the Company (the " Closing").
(b) At the Closing, Purchaser shall deliver to DTL, the Purchase Price of the Secured Note as payment in full.
(c) At the Closing, DTL shall deliver to Purchaser an endorsed certificate, signature guaranteed, for the Shares along with instruments satisfactory to Purchaser to ensure the effective and efficient transfer of the Shares to Purchaser, such as a legal opinion of the Company's or DTL's counsel and a letter  of  instruction  to  the  transfer  agent  of  DTLL.
(d) Purchaser, the Company and DTL shall deliver to the other party any other documents and instruments that the other party or its counsel reasonably requests.
(e) Notwithstanding anything to the contrary contained in this Agreement, Purchaser's obligations under this Agreement are conditioned upon Purchaser's satisfaction of its legal due diligence investigation of DTLL. Seller's obligations under this agreement are conditioned upon Seller's satisfaction of its legal due diligence investigation of the transaction on or before closing on February 28, 2006.
2.     Representations  and  Warranties  of  the Company. Except as noted in the
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financial  statements  identified  in  Section  2.6,  DTLL's  filings  with  the
Securities and Exchange Commission, or the Schedule of Exceptions attached hereto, each of the Company and DTL, jointly and severally, hereby represents and  warrants  to  Purchaser  that:
2.1     Organization;  Good  Standing;  Qualification  and  Corporate  Power.
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(a)     The  Company,  DTL  and  DTLL  are  corporations duly organized, validly existing and in good standing under the laws of the State of Minnesota and each has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company, DTL and DTLL are each duly qualified to transact business and each is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties.
(b) Each of the Company and DTL has all requisite legal and corporate power and authority to execute and deliver this Agreement, to sell the Shares and to carry out and perform its obligations under the terms of this Agreement and to consummate the transactions contemplated hereby. All necessary corporate action has been taken by the Company and DTL with respect to the execution, delivery and performance by the Company and DTL of this Agreement and the consummation of the  transactions  contemplated  hereby.
2.2     Capitalization  and  Voting  Rights.
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(a)     Common  Stock.  The authorized capital of DTLL, immediately prior to the
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Closing,  consists of One Hundred Million (100,000,000) shares of capital stock, of which Fifty Million (50,000,000) shares are designated as Common Stock, $0.01 par value per share. Thirteen Million Five Hundred Twenty Five Thousand Six Hundred Ninety Three (13,525,693) shares of Common Stock will be issued and outstanding immediately prior to the Closing. Other than the Common Stock, no other shares of capital stock are issued or outstanding. The Shares sold, transferred and assigned to Purchaser hereunder shall represent approximately 2.7% of DTLL's issued and outstanding Common Stock.
(b)     Derivative  Securities;  Voting  Agreements.  Except  as  set  forth  in
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Schedule  2.2(b), immediately prior to the Closing, there will be no outstanding
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options,  warrants,  rights  (including  conversion  or  preemptive  rights)  or agreements for the purchase or acquisition from DTLL of any shares of its capital stock. DTLL is not a party nor subject to any agreement or understanding of any kind, and, to the Company's and DTL's knowledge, there is no agreement or understanding of any kind between any individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof (a "Person"), which affects or relates to the acquisition, disposition or voting or giving of written consents with respect to any security of DTLL.
2.3     Subsidiaries;  Interests  of  the  Company. DTLL has no subsidiaries and
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does  not  currently own or control, directly or indirectly, any interest in any other Person. DTLL, on or before closing, shall form a new wholly owned subsidiary, the be named "RotateBlack Real Estate Ventures".
2.4     Authorization.  This  Agreement  has  been duly authorized, executed and
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delivered  by  the  Company and DTL and constitutes the legal, valid and binding obligations of the Company and DTL, enforceable in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, reorganization and moratorium laws, (ii) other laws of general application affecting the enforcement of creditors' rights generally and general principles of equity, (iii) the discretion of the court before which any proceeding therefor may be brought and
(iv) the limitation by federal or state securities laws or by public policy of rights to indemnification.
2.5     Valid  Issuance  of  Common  Stock.  The  Shares,  when issued, sold and
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delivered  in  accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid, and nonassessable, will not have been issued in violation of any preemptive right of stockholders or rights of first refusal, and Purchaser will have good title to the Shares, free and clear of all liens, security interests, pledges, charges, encumbrances and stockholder agreements.
2.6     Financial  Statements;  Contracts.  Each of the Company and DTL has made
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available  to  Purchaser  the  audited  balance sheet of DTLL as of December 31,
2004, and the related statements of operations and cash flows for the year ended December 31, 2004, its unaudited balance sheet dated September 30, 2005 and the related unaudited Statements of Operation and Cash Flows for the nine months ended September 30, 2005 (the "Financial Statements"). The Financial Statements are complete and correct and (i) fairly present the financial condition and results of operations of DTLL as of the dates and during the periods indicated therein, subject to adjustments necessary in accordance with generally accepted accounting principles ("GAAP") and, in the case of interim financial statements, year-end adjustments, (ii) except as noted therein, have been prepared in accordance with GAAP applied on a consistent basis throughout the periods involved and (iii) are in accordance with the books and records of DTLL.
2.7     Governmental Consents. No consent, approval, order, or authorization of,
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or  registration,  qualification,  designation,  declaration or filing with, any federal, state, local or provincial governmental authority on the part of DTLL, the Company or DTL is required in connection with the consummation of the transactions contemplated by this Agreement. DTLL has complied (and in carrying out its business DTLL will be in compliance) with all laws, ordinances and regulations applicable to it and its business, which the failure to comply with would, either individually or in the aggregate, have a material adverse effect upon DTLL. DTLL has obtained all material federal, state, local and foreign governmental licenses and permits material to and necessary in the conduct of its business, such licenses and permits are in full force and effect, no material violations are or have been recorded in respect of any such licenses or permits, and no proceeding is pending or, to the best of the Company's or DTL's knowledge, threatened to revoke or limit any thereof. There are no consents or waivers from such governmental authorities necessary for the consummation of the transactions contemplated by this Agreement.
2.8     Litigation. Except as set forth in Schedule 2.8, (i) there is no action,
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suit,  proceeding  or  investigation  pending  or,  to  the  Company's  or DTL's knowledge, threatened against DTLL or, to the knowledge of the Company or DTL after due inquiry, its officers (nor, to the Company's or DTL's knowledge, is there any reasonable basis therefor); (ii) DTLL (or, to the knowledge of the Company or DTL, any of its officers after due inquiry) is not a party or subject to the provisions of any order, writ, injunction, judgment, or decree of any court or government agency or instrumentality (other than those of general applicability); and (iii) there is no action, suit, proceeding or investigation involving DTLL or, to the knowledge of the Company or DTL after due inquiry, its officers which such parties intend to initiate.
2.9     Compliance  with Other Instruments. Neither DTLL, the Company nor DTL is
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in violation or default of any provisions of its Certificate of Incorporation or
Bylaws, as amended, or of any instrument, judgment, order, writ, decree, or contract to which it is a party or by which it is bound or of any provision of Federal or state statute, rule or regulation, license, or permit applicable to it, the violation or default of which would have a material adverse effect on DTLL, the Company or DTL. The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree, or material contract or an event which results in the creation of any lien, charge, or encumbrance upon any assets of DTL, the Company or DTL. Neither the Company nor DTL has any knowledge of any termination or material breach or anticipated termination or material breach by the other parties to any material contract or commitment to which DTLL is a party or to which any of its assets is subject. To the Company's and DTL's knowledge, there are no warranty claims or other uninsured claims against DTLL under completed contracts which might involve a material monetary liability which is not reserved against in the Financial Statements.
2.10     Title to Property and Assets. DTLL has good and marketable title to its
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property  and  assets  free  and  clear  of  all  mortgages,  liens,  loans  and encumbrances, except (i) such encumbrances and liens which arise in the ordinary course of business and do not materially impair DTLL's use of such property or assets, (ii) liens for taxes, assessments and governmental charges not yet due and payable, (iii) liens in connection with workers' compensation, unemployment insurance or other similar obligations and (iv) statutory mechanics, material liens or other like liens arising in the ordinary course of business not yet due and payable. With respect to the property and assets it leases, DTLL is in compliance in all material respects with such leases and, to the Company's and DTL's knowledge, holds a valid leasehold interest free of any liens, claims, or encumbrances. All DTLL 's properties and assets are, in all material respects, in good operating and usable condition, subject to normal wear and tear.
2.11     Intellectual  Property.
         ----------------------
(a) As used herein, the term "Intellectual Property Right" means any trademark, service mark, trade name, invention, patent, trade secret, copyright, know-how (including any registrations or applications for registration of any of the foregoing) or any other similar type of proprietary intellectual property right, in each case which is used or held for use or otheDTLise necessary in connection with the conduct of the business of DTLL. DTLL owns, free and clear of all liens and encumbrances, all Intellectual Property Rights necessary in connection with the conduct of its business and has the right to use the foregoing without the payment of any royalty.
(b) DTLL has not been sued nor charged in writing with or been a defendant in any claim, suit, action or proceeding relating to its business that has not been finally terminated prior to the date hereof and that involves a claim of infringement by DTLL of any Intellectual Property Right of any other Person. No Intellectual Property Right is subject to any outstanding order, judgment, decree, stipulation or agreement restricting the use thereof by DTLL or restricting the licensing thereof by DTLL to any Person. DTLL has not entered into any agreement to indemnify any other Person against any charge of infringement of any Intellectual Property Right.
(c) DTLL has taken all reasonable precautions to protect and maintain the confidentiality of all proprietary processes, research and development results and other know-how of DTLL, the value of which to DTLL is contingent upon maintenance of the confidentiality thereof. All employees and consultants of DTLL have executed DTLL's standard form of confidentiality agreement.
2.12     Compliance  with  Laws;  No  Defaults.
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(a)     DTLL  is  not in violation of any provisions of any law or regulation or in violation of any judgment, injunction, order or decree binding upon or applicable to DTLL, except for violations that have not had and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on DTLL.
(b) Neither DTLL nor any officer, director or employee of DTLL has made any payment of funds of DTLL, or purchased any property with funds of DTLL, in a manner prohibited by law and no funds of DTLL or property purchased with the funds of DTLL have been set aside to be used for any payment prohibited by law. DTLL has not made, offered or agreed to offer anything of value to any government official, political party or candidate for political office (or any person that DTLL knows or has reason to know will offer anything of value to any such person) in violation of the Foreign Corrupt Practices Act of 1977, as amended.
(c) DTLL is not in default, nor has it been notified by any other party that it is in default, under any material contract, and, to the best knowledge of DTLL, no other party to any such contract is in default thereunder. DTLL has not received notice that any party to any material contract intends to cancel or terminate any such agreement.
2.13     Commissions/Finders'  Fees.  There  is  no  investment  banker, broker,
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finder  or other intermediary which has been retained by or is authorized to act on behalf of the Company or DTL who might be entitled to any fee or commission from Purchaser, DTLL or any of their respective affiliates upon consummation of the transactions contemplated by this Agreement.
2.14     Tax  and Other Liabilities. All taxes required by law which are due and
         --------------------------
payable  by  DTLL  have  been paid; all taxes DTLL is obligated to withhold from amounts owing to any employee or third party have been withheld; and all tax returns and reports required by law to have been filed by DTLL have been duly filed and reflect the amounts due and paid. There are in effect no waivers of applicable statutes of limitations with respect to any taxes, governmental charges, duties, imports, levies or fees for any year and DTLL has not agreed to any extension of time with respect to any tax assessment or deficiency. The tax returns of DTLL have not been and are not being audited by the Internal Revenue Service for any of DTLL's tax periods. No tax liens have been asserted against any of DTLL's assets, and any potential assessment or any additional taxes for periods for which returns have been filed is not expected to exceed the recorded liability therefor.
2.15     Securities  Act.  Neither  the  registration  of any security under the
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Securities  Act  or  the  securities laws of any state is required in connection with the issuance, execution and delivery of the Shares in the manner contemplated hereunder.
2.16     Government  Consents.  The  execution,  delivery and performance by the
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Company  and  DTL  of  this  Agreement  and the transactions contemplated hereby require no action by or in respect of, or filing with, any governmental authority other than (a) compliance with the applicable requirements of the Securities Act; and (b) compliance with any state securities or Blue Sky Laws that, individually or in the aggregate, could not reasonably be expected to have a material adverse effect on the Company.
3.     Representations  and  Warranties  of  Purchaser. Purchaser represents and
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warrants  to  the  Company  that:
3.1     Organization;  Good  Standing;  Qualification  and  Corporate  Power.
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(a)     Purchaser  is  a  limited  liability  company  duly  organized,  validly existing and in good standing under the laws of the State of Michigan and has all requisite power and authority to carry on its business as now conducted and as proposed to be conducted. Purchaser is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties.
(b) Purchaser has all requisite legal and corporate power and authority to execute and deliver this Agreement, to purchase the Shares and to carry out and perform its obligations under the terms of this Agreement and to consummate the transactions contemplated hereby. All necessary limited liability company action has been taken by Purchaser with respect to the execution, delivery and performance by Purchaser of this Agreement and the consummation of the transactions contemplated hereby.
3.2     Authorization.  This  Agreement  has  been duly authorized, executed and
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delivered  by Purchaser and constitutes the legal, valid and binding obligations of Purchaser, enforceable in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, reorganization and moratorium laws, (ii) other laws of general application affecting the enforcement of creditors' rights generally and general principles of equity, (iii) the discretion of the court before which any proceeding therefor may be brought and (iv) the limitation by federal or state securities laws or by public policy of rights to indemnification.
3.3     Commissions/Finders' Fees. There is no investment banker, broker, finder
        -------------------------
or other intermediary which has been retained by or is authorized to act on behalf of Purchaser who might be entitled to any fee or commission from the Company or its affiliates upon consummation of the transactions contemplated by this Agreement.
3.4     Purchase  Entirely  for  Own  Account;  No  Public  Solicitation.  This
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Agreement  is made with Purchaser in reliance upon Purchaser's representation to the Company that, and Purchaser hereby represents that, the Shares will be acquired for investment for Purchaser's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof. Purchaser has no present intention of selling, granting any participation in, or otheDTLise distributing the Shares acquired by Purchaser. Purchaser has no contract, undertaking, agreement or arrangement with any Person to sell or transfer, or grant any participation to such Person or to any third Person, with respect to the Shares to be acquired by Purchaser. Purchaser is not participating in this transaction as a result of or subsequent to (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or the Internet or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.
3.5     Disclosure  of  Information.  Purchaser  has  received and has carefully
        ---------------------------
reviewed a copy of DTLL's Form 10-K for the year ended December 31, 2004 (including all of the exhibits thereto), DTLL's Financial Statements, DTLL's Form 10-Q for the quarter ended September 30, 2005 and DTLL's current reports on Form 8-K. Purchaser has had an opportunity to discuss DTLL's business, management and financial affairs with qualified representatives of DTLL's management and to ask questions about DTLL's business and prospects. Purchaser understands that such discussions, as well as the written information issued by the Company, were intended to describe the aspects of DTLL's business which it believes to be material and all such questions have been answered to Purchaser's satisfaction.
3.6     Restricted  Securities.  Purchaser  understands that the Shares have not
        ----------------------
been registered under the Securities Act. The purchase and sale of the Shares pursuant to this Agreement is being made pursuant to appropriate exemptions from the registration and prospectus requirements of the securities rules. Purchaser understands that the Shares are a "restricted security" under applicable federal and state securities laws.
3.7     Accredited  Investor. Purchaser is an "accredited investor" as that term
        --------------------
is defined in Rule 501(a) of Regulation D promulgated under the Securities Act and is an investor familiar with the types of risks inherent in the acquisition of the Shares. By reason of Purchasers' knowledge and experience in financial and business matters in general, and investments of this type in particular, Purchaser is capable of evaluating the merits and risks of an investment in the Shares, and can afford to bear such risks, including the risks of losing the entire investment.
4.     Miscellaneous.
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4.1     Survival of Warranties. The representations, warranties and covenants of
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     the  Company,  DTL  and  Purchaser  contained  in  or made pursuant to this
Agreement shall survive the Closing; provided that the representations and warranties of the Company and DTL contained in Sections 2.6, 2.7, 2.8, 2.9, 2.11, 2.12, 2.13, 2.14 and 2.16 shall survive for a period of two years (it being understood that all other representations and warranties shall survive for the applicable statute of limitations).
4.2     Successors  and  Assigns.  The  provisions  of  this  Agreement shall be
        ------------------------
binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that neither the Company nor DTL may assign, delegate or otheDTLise transfer any of its rights or obligations under this Agreement without the consent of Purchaser. Except as provided under this
Section 5, neither this Agreement nor any provision hereof is intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.
4.3     Governing  Law.  This Agreement shall be governed by and construed under
        --------------
the laws of the State of Illinois, without regard to principles of conflicts of laws and rules of such state.
4.4     Counterparts.  This  Agreement  may  be  executed  in  two  or  more
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counterparts,  each  of  which  shall  be  deemed  an original, but all of which
        ----
together  shall  constitute  one  and  the  same  instrument.
4.5     Titles  and  Subtitles.  The titles and subtitles used in this Agreement
        ----------------------
are used for convenience only and are not to be considered in construing or interpreting this Agreement.
4.6     Notices.  Unless  otheDTLise  provided, any notice required or permitted
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under  this  Agreement shall be given in writing and shall be deemed effectively given (i) upon personal delivery to the party to be notified, (ii) four (4) days after deposit with the United States Post Office, by registered or certified mail, postage prepaid, or (iii) one day after deposit with a reputable overnight courier service and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties, with a copy for Purchaser to April Frisby, Weed & Co and Seller DTL to Arnstein Lehr.
4.7     Entire  Agreement;  Amendments  and Waivers. This Agreement  constitutes
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the full and entire understanding and agreement among the parties with regard to the subjects hereof. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company, DTL and Purchaser. Any amendment or waiver effected in accordance with this Section 5.7 shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding, each future holder of all such securities, and the Company and DTL.
4.8     Severability. If one or more provisions of this Agreement are held to be
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unenforceable  under  applicable law, such provision shall be excluded from this
Agreement  and  the  balance  of  the  Agreement shall be interpreted as if such provision  were  so  excluded  and  shall  be enforceable in accordance with its terms.
4.9     Expenses.  Each party to this Agreement shall pay all costs and expenses
        --------
incurred by such party with respect to the negotiation, execution, delivery and performance of this Agreement and the ancillary documents.
     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

PURCHASER:

ISLAND  RESIDENCES  CLUB,  INC

By:  /s/Graham  Bristow
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Its:  Director/CEO
      ------------



SELLER:

DTLL,  INC

By:  /s/John  Paulsen
     ----------------
Name:  John  Paulsen,  CEO